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CUSIP NO. 086579109                   13G                    PAGE 11 OF 11 PAGES


                                                                       Exhibit 1


                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Best Software, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Dated:   February 12, 1999.                     EDISON VENTURE FUND, L.P.

                                                By:  Edison Partners, L.P.,
                                                     its General Partner

                                                By:  /s/ John H. Martinson
                                                     ---------------------
                                                     John H. Martinson
                                                     General Partner


                                                EDISON PARTNERS, L.P.

                                                By:  /s/ John H. Martinson
                                                     ---------------------
                                                     John H. Martinson
                                                     General Partner


                                                /s/ John H. Martinson
                                                ------------------------
                                                John H. Martinson


                                                /s/ Richard J. Defieux
                                                ------------------------
                                                Richard J. Defieux


                                                /s/ Gustav H. Koven, III
                                                ------------------------
                                                Gustav H. Koven, III